UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - MARCH 16, 2004
                        (Date of earliest event reported)


                     GE GLOBAL INSURANCE HOLDING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                           Commission File No. 0-27394


          Delaware                                       95-3435367
----------------------------                ------------------------------------
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
    of Incorporation)


              5200 Metcalf
         Overland Park, Kansas                                 66202
----------------------------------------            ----------------------------
(Address of Principal Executive Offices)                    (Zip Code)



       Registrant's Telephone Number, Including Area Code: (913) 676-5200

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Item 5.    Other Events.

           On March 16, 2004, GE Global Insurance Holding Corporation issued a press release regarding actions taken to simplify and streamline its SEC reporting obligations. A copy of the press release is attached hereto as Exhibit 99(a) and hereby incorporated by reference.


Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

            99(a) Press Release, dated March 16, 2004, issued by GE Global Insurance Holding Corporation.















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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      GE GLOBAL INSURANCE HOLDING CORPORATION


                                      By: /s/ William J. Steilen
                                          -------------------------------------
                                          Name: William J. Steilen
                                          Title: Vice President and Comptroller

Date: March 19, 2004

















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
                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

  99(a)                   Press Release, dated March 16, 2004.




















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